Significant events after the balance sheet date	12 Months Ended
Dec. 31, 2019
Significant events after the balance sheet date
Significant events after the balance sheet date

Note 30 - Significant events after the balance sheet date

On February 10, 2020, Zealand announced a bid to acquire substantially all assets of Valeritas Holdings, Inc. for a total cash consideration of USD 23 million. On February 9, 2020, Valeritas Holdings, Inc. and its subsidiaries filed voluntary petitions under Chapter 11 of the US Bankrupt-cy Code in the US Bankruptcy Court. If Zealand's bid is selected, the sale will be subject to ap-proval by the Bankruptcy Court and certain other closing conditions. There can be no certainty that the transaction will be concluded.

No other significant events have occurred after the end of the reporting period.